UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2015

MILLENNIAL MEDIA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35478	20-5087192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Boston Street, Suite 300 Baltimore, Maryland	21224
(Address of Principal Executive Offices)	(Zip Code)

(410) 522-8705

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed by Millennial Media, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on September 3, 2015, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 3, 2015, with AOL Inc., a Delaware corporation (“AOL”), and Mars Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of AOL (“Acquisition Sub”). Pursuant to the Merger Agreement, on September 18, 2015, Acquisition Sub commenced a tender offer to purchase all of the outstanding shares of the common stock, par value $0.001 per share, of the Company (“Shares”), at a price of $1.75 per Share, net to the seller in cash, without interest thereon and less any applicable withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 18, 2015 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (together with the Offer to Purchase, the “Offer”), filed as Exhibit (a)(1)(A) and Exhibit (a)(1)(B), respectively, to the Schedule TO originally filed with the SEC by AOL and Acquisition Sub on September 18, 2015 (as amended or supplemented from time to time, the “Schedule TO”).

Item 1.02            Termination of a Material Definitive Agreement.

On October 23, 2015, the Company terminated its Amended and Restated Loan and Security Agreement, dated as of November 21, 2014, by and between the Company and Silicon Valley Bank, following the repayment of all amounts outstanding thereunder.

Item 2.01            Completion of Acquisition or Disposition of Assets.

The Offer and withdrawal rights expired at 11:59 p.m., New York City time, on October 22, 2015. American Stock Transfer & Trust Company, LLC, in its capacity as depositary and paying agent for the Offer (the “Depositary”), has advised AOL and Acquisition Sub that 114,871,644 Shares (not including 1,283,015 Shares tendered by notice of guaranteed delivery) were validly tendered and not withdrawn pursuant to the Offer, representing approximately 80.3% of the outstanding Shares.

All conditions to the Offer having been satisfied, on October 23, 2015, Acquisition Sub accepted for payment all Shares validly tendered and not withdrawn prior to the Expiration Date (as defined in the Offer) (the “Acceptance Time”). AOL and Acquisition Sub are required to make prompt payment of the Offer Price for such Shares.

On October 23, 2015 (the “Closing Date”), pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”), Acquisition Sub merged with and into the Company, with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a wholly owned subsidiary of AOL.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares held (i) in the treasury of the Company or by AOL or Acquisition Sub, which Shares were canceled and ceased to exist, (ii) by a wholly owned subsidiary of the Company or AOL (other than Acquisition Sub) or a wholly owned subsidiary of Acquisition Sub, which Shares were converted into shares of the surviving corporation in the Merger representing the same percentage ownership that such holder owned prior to the Effective Time, and (iii) by stockholders who validly exercised appraisal rights under Delaware law with respect to such Shares) was canceled and converted into the right to receive an amount in cash equal to the Offer Price. The effect of the Merger on Company stock options and other equity-based awards is described on pages 5-6 of the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on September 18, 2015 and amended on September 30, 2015, October 16, 2015, October 19, 2015 and October 23, 2015, which description is incorporated herein by reference.

The aggregate consideration paid in the Offer and Merger was approximately $280.7 million (based on the calculation employed by AOL and Acquisition Sub to determine the filing fee for the Schedule TO in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The foregoing summary description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on September 3, 2015, and which is incorporated herein by reference.

Item 3.01            Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, in connection with the consummation of the Merger, the Company notified The New York Stock Exchange (the “NYSE”) that the Merger had been consummated, and requested that the trading of Shares on the NYSE be suspended prior to market open on the Closing Date and that the listing of the Shares on the NYSE be withdrawn. In addition, the Company requested that the NYSE file with the SEC a notification on Form 25 to report the delisting of the Shares from the NYSE and to deregister the Shares under Section 12(b) of the Exchange Act. The Company intends to file with the SEC a Form 15 suspending the Company’s reporting obligations under the Exchange Act.

Item 3.03            Material Modification to Rights of Security Holders.

The information set forth under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01            Changes in Control of Registrant.

As a result of Acquisition Sub’s acceptance for payment of all Shares that were validly tendered and not withdrawn pursuant to the Offer and the consummation of the Merger pursuant to Section 251(h) of the DGCL on the Closing Date, a change in control of the Company occurred, and the Company now is a wholly owned subsidiary of AOL. The information set forth under Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety. Copies of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 8.01            Other Events.

On October 23, 2015, AOL issued a press release relating to the expiration of the Offer and the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 3, 2015, by and among AOL Inc., Mars Acquisition Sub, Inc. and Millennial Media, Inc. (incorporated herein by reference to Exhibit 2.1 to the

Current Report on Form 8-K filed by Millennial Media, Inc. with the SEC on September 3, 2015)

3.1	Amended and Restated Certificate of Incorporation of Millennial Media, Inc.

3.2	Amended and Restated Bylaws of Millennial Media, Inc.

99.1

Press Release issued by AOL Inc., dated October 23, 2015 (incorporated herein by reference to Exhibit (a)(5)(H) to Amendment No. 4 to the Schedule TO filed by AOL Inc. and Mars Acquisition Sub, Inc. with the SEC on October 23, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MILLENNIAL MEDIA, INC.

Date: October 23, 2015	By:	/s/ Julie M. Jacobs
		Name:	Julie M. Jacobs
		Title:	VP, Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of September 3, 2015, by and among AOL Inc., Mars Acquisition Sub, Inc. and Millennial Media, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Millennial Media, Inc. with the SEC on September 3, 2015)

3.1	Amended and Restated Certificate of Incorporation of Millennial Media, Inc.

3.2	Amended and Restated Bylaws of Millennial Media, Inc.

99.1

Press Release issued by AOL Inc., dated October 23, 2015 (incorporated herein by reference to Exhibit (a)(5)(H) to Amendment No. 4 to the Schedule TO filed by AOL Inc. and Mars Acquisition Sub, Inc. with the SEC on October 23, 2015)